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                                                                   EXHIBIT 99.04


                           ALLIANCE SEMICONDUCTOR
                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Alliance Semiconductor Corporation (the "Company") on Form 10-K for the year ended March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
K. Shelton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Report accompanying this letter.





Date: June 27, 2003                             /s/ Ronald K. Shelton
      -------------                             --------------------------------
                                                Ronald K. Shelton
                                                Vice President Finance and
                                                Administration and Chief
                                                Financial Officer